THE GABELLI ABC FUND

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1999

TO OUR SHAREHOLDERS,

     Through most of the third quarter of 1999, stocks were slowly sinking under the weight of a declining bond market, a tumbling dollar, and the prospect of more aggressive Federal Reserve monetary policy tightening. Technology stocks--the last bastion of strength in an otherwise weak market--finally cracked in the last two weeks of the quarter, sending virtually all market indices sharply lower. Thanks to our cash reserves and positive contributions from our arbitrage investments, the Fund posted a modest return for the quarter as the major stock market indices declined.

INVESTMENT PERFORMANCE

     For the third quarter ended September 30, 1999, The Gabelli ABC Fund's (the "Fund") total return was 0.10%. The Standard & Poor's ("S&P") 500 Index declined 6.24%, while the Lipper U.S. Treasury Money Market Average had a total return of 1.06% over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 19.14% over the trailing twelve-month period. The S&P 500 Index and Lipper U.S. Treasury Money Market Average rose 27.79% and 4.17%, respectively, over the same twelve-month period.

     For the five-year period ended September 30, 1999, the Fund's total return averaged 9.98% annually versus average annual total returns of 25.03% and 4.75% for the S&P 500 Index and Lipper U.S. Treasury Money Market Average,
respectively. Since inception on May 14, 1993 through September 30, 1999, the Fund had a cumulative total return of 82.35%, which equates to an average annual total return of 9.86%.

WHAT WE DO

     The Gabelli ABC Fund and its unique Performance Guaranty Program was created in 1993 for conservative investors who had been reluctant to participate in the equity markets. In other words, it was a vehicle to allow investors to "get their feet wet" in the stock market without risking loss of capital. We see ourselves as an "enhanced money market". Our approach has been to maintain a diversified portfolio of value-oriented equities, convertible preferred stocks, convertible bonds and U.S. government securities. Conceptually, the upside potential of stocks would help produce greater total return potential than a straight bond or government securities fund and the risk in the equity portion of the portfolio would be diminished by the

[GRAPHIC OMITTED]

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                QUARTER
                                                             ---------------------------------------------
                                                             1ST           2ND           3RD           4TH             YEAR
                                                             ---           ---           ---           ---             ----
  1999:    Net Asset Value .............................    $9.65        $10.20        $10.21           --               --
           Total Return ................................     0.6%          5.7%          0.1%           --               --
  ----------------------------------------------------------------------------------------------------------------------------
  1998:    Net Asset Value .............................   $10.64        $10.68        $10.16          $9.59           $9.59
           Total Return ................................     4.0%          0.4%         (4.9)%         11.9%           11.1%
  ----------------------------------------------------------------------------------------------------------------------------
  1997:    Net Asset Value .............................    $9.98        $10.45        $10.74         $10.23          $10.23
           Total Return ................................     1.4%          4.7%          2.8%           3.3%           12.8%
  ----------------------------------------------------------------------------------------------------------------------------
  1996:    Net Asset Value .............................   $10.10        $10.16         $9.77          $9.84           $9.84
           Total Return ................................     4.1%          0.6%          0.8%           2.2%            7.8%
  ----------------------------------------------------------------------------------------------------------------------------
  1995:    Net Asset Value .............................    $9.94        $10.14        $10.41          $9.71           $9.71
           Total Return ................................     3.9%          2.0%          2.7%           2.2%           11.2%
  ----------------------------------------------------------------------------------------------------------------------------
  1994:    Net Asset Value .............................   $10.12        $10.11        $10.42          $9.57           $9.57
           Total Return ................................     0.9%         (0.1)%         3.1%           0.6%            4.5%
  ----------------------------------------------------------------------------------------------------------------------------
  1993:    Net Asset Value .............................      --         $10.10        $10.63         $10.03          $10.03
           Total Return ................................      --           1.0%(b)       5.2%           2.6%            9.1%(b)
--------------------------------------------------------------------------------------------------------------------------------


                                                                       DIVIDEND HISTORY
AVERAGE ANNUAL RETURNS - SEPTEMBER 30, 1999 (A)    ----------------------------------------------------------
-----------------------------------------------    PAYMENT (EX) DATE    RATE PER SHARE    REINVESTMENT PRICE
                                                   -----------------    --------------    ------------------
   1 Year ............................  19.14%     December 28, 1998         $1.763            $ 9.50
                                                   December 29, 1997         $0.860            $10.17
   5 Year ............................   9.98%     December 27, 1996         $0.146            $ 9.83
                                                   September 30, 1996        $0.470            $ 9.77
   Life of Fund (b) ..................   9.86%     December 28, 1995         $0.930            $ 9.71
                                                   December 28, 1994         $0.910            $ 9.52
                                                   December 31, 1993         $0.880            $10.03

(a) Total  returns and average  annual  returns  reflect  changes in share price and  reinvestment  of dividends  and are net of expenses.  The net asset value of the Fund is reduced on the  ex-dividend  (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment  will  fluctuate.  When  shares  are  redeemed  they may be worth  more or less than their  original  cost.  (b) From commencement of investment operations on May 14, 1993.
--------------------------------------------------------------------------------------------------------------------------------

combination of lower risk convertible securities and virtually risk free U.S. Treasury bills. To date, this approach has worked quite well. Although we have indefinitely suspended the Performance Guaranty Program, we believe the Fund's investment strategy can continue to produce favorable results.

HISTORY OF THE FUND

     The Gabelli ABC Fund was launched on May 14, 1993 with a minimum guaranteed total return of 6% through May 14, 1994. For 1994, 1995 and 1996, 5% Performance Guaranty Programs were in place. These programs were unique because they provided investors the full upside potential of the investment while guaranteeing a minimum total return. Gabelli Funds, Inc.'s fourth Performance Guaranty Program concluded on December 31, 1996 and a new program was not in effect for 1997 or 1998. The Fund's annual total returns were 12.8% and 11.1%, respectively, for those two years. Although the Performance Guaranty Program is not being offered for 1999, the Fund continues striving to achieve the same objectives. During the most recent four-year period in which the S&P 500 Index has delivered 25% plus annual returns, a minimum return guarantee of 5% appeared dull and unattractive. However, in terms of market volatility, the Fund has provided comfort to the risk averse.

     The Adviser and Board of Directors continue to explore several options involving a longer term guaranty program in a closed end structure. This would require shareholder approval. Meanwhile, the Fund will continue to be managed, as it has been the past six years, to provide an attractive rate of return without excessive risk of capital.

COMMENTARY

TOO MUCH OF A GOOD THING?

     In the third quarter of 1999, the U.S. economy continued to barrel along at a pace that investors feared would lead to higher inflation. Paced by the long anticipated recovery in Japan, Asian economies are perking up. Coupled with prospects that European economies are gaining momentum, this has spawned concern that synchronized global growth would further increase inflationary pressure here at home. All of this positive global economic news was simply too much of a good thing for the U.S. bond market, which continued to slide.

     Long term, synchronized global growth is a blessing--we should all be thinking in terms of Gross World Product ("GWP") rather than Gross Domestic Product ("GDP"). However, in the short term it may put additional pressure on the Fed to press down on the monetary brakes. Investors should view this as a dose of cod liver oil--bitter medicine, but a tonic that will improve the long term health of the economy and the stock market. Unfortunately, "Mr. Market" often does not like to take his medicine and additional Fed interest rate hikes and higher bond yields are not likely to improve his mood. So, even though third quarter corporate earnings are likely to be quite strong, price/earnings ("P/E") multiples (a function of investor psychology and interest rates) may continue to contract, sending stocks even lower. The good news in this scenario would be the return of Ben Graham's "margin of safety" to the market.

     If the domestic economy begins to decelerate in the fourth quarter and the Fed declares a monetary cease-fire, "Mr. Market" may be in a better mood. Although P/E multiples are not likely to expand, they may stabilize, allowing earnings to rally stocks. However, with equity valuations still at relatively lofty levels, advances will engender additional speculative risks.

THE DOLLAR IN LIMBO--HOW LOW CAN IT GO?

     As we write, the dollar has hit a four-year low against the yen. This is another good news/bad news situation. A cheaper dollar benefits U.S. exporters and ultimately would help reduce trade deficits, which have been running at extraordinarily high levels. It also bolsters dollar denominated earnings from the international operations of U.S. companies. However, over the short term, it actually increases dollar calculated trade deficits. Perhaps most importantly, a lower dollar is potentially inflationary, because the prices of imported products that U.S. consumers treasure will move higher. If the American consumer is willing to pay these higher prices for Toyota cars and trucks, Sony big screen televisions, and Sega video games, it will soon be reflected in the Consumer Price Index ("CPI"). This leads us to another important question...

WILL FATIGUE HIT THE AMERICAN CONSUMER?

     High employment and the "wealth effect" of a rising housing and stock market have buoyed consumer confidence. Discretionary income has risen as a result of depressed energy prices, low mortgage rates, and rising wages. If the domestic economy does slow down, consumers may become more concerned about job security. When investors receive third quarter statements from their brokers, money managers and mutual funds, they will realize that their net worth has been trimmed. Americans are paying more at the pump for gasoline and their home heating bills will be significantly higher this winter. Variable rate mortgage payments will increase and new fixed rate mortgages are higher. So, consumers will not be able to raise spending money by leveraging real estate assets--no more "take the home mortgage from $100,000 to $150,000 with the same monthly payments and pocket the difference". As aforementioned, the prices for imported goods are increasing. Will all this be enough to cause the American consumer to tighten the purse strings? Or, will a significant tax cut--the Republicans are running on the "3 Fs" (Faith, Finances, and Family)--embolden the American consumer and keep the economic wheels moving here and abroad?

THIS QUARTER'S SCORECARD

     The ABC Fund's portfolio batting average was over .500 this quarter, a respectable showing in a weak market. Many of our hits came from arbitrage investments. One, United Water Resources ("UWR"), was a home run. UWR returned 32% for the quarter. On the whole, however, most were not home runs--that is not the idea behind arbitrage investing. The portfolio is full of infield singles that helped us score some runs and produce a positive return. Cilcorp, New England Electric System and Thermo Power Corp., each a utility arbitrage play, all singled in runs with returns of 3.70%, 3.49% and 3.28%.

     The scorecard was not perfect, however. A few of the Fund's arbitrage plays looked as if they needed a pinch hitter, most notably Nalco Chemical, Southwest Gas, and O'Sullivan Industries Holdings (with declines of 2.65%, 5.90% and 11.76%, respectively). The manager decided to stay with the veterans and it appears that they might be beginning to climb out of their respective slumps.

     Since arbitrage plays a major role in our portfolio strategy, we want to share excerpts from an article we prepared for CIGAR AFICIONADO magazine discussing what we believe is now a very exciting investment subject.

RISK ARBITRAGE--HOW TO PROFIT FROM "THE THIRD WAVE OF TAKEOVERS"TM

WE ARE IN THE MIDST OF THE THIRD GREAT WAVE OF MERGERS AND ACQUISITIONS SINCE WORLD WAR II.

     The first wave swelled in the 1960s, with conglomerators like LTV's Jimmy Ling, Gulf & Western's Charles Bluhdorn, and ITT's Harold Geneen merging companies in non-related industries. They did so in an attempt to produce more consistent earnings growth through the ups and downs of the business cycle. The second major wave of takeovers began in the 1980s, when financial engineers including leveraged buyout firms like Kohlberg, Kravis & Roberts, and corporate raiders like T. Boone Pickens used junk debt to gobble up undervalued companies and then dismember them for a profit. This second wave broke as financially unrealistic deals like the proposed leveraged buyout ("LBO") of United Airlines fell apart, the junk bond market collapsed, and the House of Drexel disintegrated under the weight of a government criminal investigation.

     The third great wave of mergers and acquisitions is being driven by consolidators--companies in a wide range of industries buying competitors in order to extend their franchises, trim costs and increase profitability. We trace the beginning of this wave to March 14, 1994, when much admired General Electric Chairman Jack Welch launched a hostile bid to buy Kemper Insurance - signaling that deals were once again respectable. This Third Wave will continue to gain momentum as companies worldwide jockey for market position and profits in the increasingly competitive global economy.


THERE ARE TWO WAYS INVESTORS CAN TAKE ADVANTAGE OF MERGER AND ACQUISITION ACTIVITY.

     The first is buying public shares of likely takeover candidates before the "deal" is announced. Gabelli Asset Management's ability to identify industries ripe for consolidation and our focus on undervalued companies has resulted in a long list of portfolio holdings being taken over at substantial premiums to our purchase prices. The second (and much less known) method is through risk arbitrage. It would take a book to detail all the complexities of risk arbitrage. In this article, I'll provide the basics, and more importantly, the reasons why I believe risk arbitrage is such a compelling investment strategy.

     Simply stated, risk arbitrage is investing in a merger or acquisition target after the deal has been announced and pocketing the spread between the trading price of the target company following the announcement and the deal price upon closing. This spread is usually relatively narrow--offering a somewhat modest nominal total return. However, since deals generally close in much less than a year's time, this modest total return translates into a much more attractive annualized return.

     The following is a very basic risk arbitrage investment. On March 22, 1999, the NYSE-listed First Data Corp. announced it would pay $25.50 in cash for all the remaining publicly owned shares of Paymentech, Inc. (52.5% of the company would continue to be owned by Bank One, which has a merchant processing alliance with First Data). The deal was expected to close within four months. Following the announcement, we were able to purchase Paymentech shares for $24.02 (the trading price of $24 per share on the day the deal was announced plus 2 cents per share in commissions). The spread between our purchase price and the value of the stock upon closing was 6.2%. The deal closed on July 27, 1999, generating an annualized return of 18.5%.

     This particular arbitrage worked out very well for us. We were able to buy Paymentech shares at a good discount to the final transaction price and the deal closed on schedule. Not all arb investments produce such an attractive annualized return. However, arbitrage portfolios have posted annualized returns in the low to mid teens in the 1990s.

     The great advantage of risk arbitrage is that it is largely a market neutral strategy--deals get done in good markets and bad--that can deliver consistent returns even in volatile markets.

     Because  a  conservatively   managed  risk  arbitrage   portfolio  produces
consistent gains, the financial magic of compounding works strongly in its favor. Let me offer two examples of the power of compounding returns.

     Once upon a time, there was a king in a far away land. In order to repay the local sage for saving his daughter's life, the king offered the sage any reward he wished. The sage asked for what appeared to be a modest stipend--one grain of rice - the amount to be doubled each day for 31 days. The sage would receive one grain of rice that day, two the next, four the next, and so on. The king thought nothing of giving away a few grains of rice on a daily basis. But, it was only a matter of weeks before the king's granaries were empty and the sage had become the richest man in the land. After only one month, the king was paying the sage over 1 billion grains of rice a day. In 31 days, one grain became one billion through the magic of compounding.

     The purchase of Manhattan Island from the Indians for just $24 worth of beads is generally considered one of the greatest investments in history. The estimated value of all the real estate in Manhattan today is around $10 trillion dollars. Amazingly, this equates to an annualized compounded return of just 7.4% in the 375 years since the deal was done.

     Of course, arbitrage investments don't compound at 100% daily, and most investors' time horizons are much shorter than the 375 years it took to make the purchase of Manhattan look like such a great deal. But consider the following hypothetical scenario. Alice and Bob both invest $1 million of their 401(k) money in the year 2000. Alice puts her money in a risk arbitrage fund that ends up returning 12% each year for the next ten years. Bob puts his money in an aggressive equity fund that gains 20% in eight of the ten years, but is down 20% in year one and year six. In 2010, Alice has $3.1 million compared to Bob's $2.7 million, despite the fact that Bob's returns were almost double Alice's returns in eight of the ten years.

     Are we shortchanging Bob in this scenario? After all, the stock market has had only one down year in the last 10, and over that time period, the S&P 500 has posted an average annual gain of 20%. True enough. However, the long term average annualized return from stocks is just over 11%, and I suggest that over the next ten years, equities returns will more closely resemble the historic norms. I would also opine that these returns will be accompanied by considerable volatility--yes, major corrections and perhaps a full scale bear market. Are Alice's arb fund returns realistic? Remember, risk arbitrage returns are impacted by deal flow, not the direction of the stock market. If deal flow continues to be as robust as we anticipate over the next ten years, arb funds have the potential to deliver consistent annual returns in the low to mid teens. So, this hypothetical scenario may prove remarkably accurate.

AT THIS JUNCTURE, YOU MAY BE WONDERING WHERE IS THE RISK IN RISK ARBITRAGE?

     The biggest risk in risk arbitrage is that announced deals will not be consummated and that the stock of the company to be acquired will sink following a bust up in the deal. In fact, in virtually every individual risk arbitrage investment, upside potential is dwarfed by downside risk. One old time pundit said it best ... "arbitrage is the only business we know where you risk dollars to make nickels." The second biggest risk is that the deal may take much longer to close than first anticipated, turning an attractive annualized gain into a much more modest return.

     Deals do break for a variety of reasons and a busted deal generally means a big loss. However, during this third great wave of mergers and acquisitions, 96.5% of all announced deals have been consummated. That puts the odds in the arbritrageur's favor, particularly if he or she knows how to analyze a deal in a manner that helps avoid most if not all the inevitable potholes. An adequately diversified arbitrage portfolio is a must. A diversified arb portfolio can withstand the large loss from a broken deal and still generate a positive return. Regarding the timing issue, deals do get stretched out, but provided one is not investing with leverage or having to bear the cost of a short position in a stock swap deal, this generally results in a more modest gain rather than a loss. Due to the complexities of most deals and because broad diversification is absolutely essential, in my opinion, risk arbitrage is best left to organizations with research and trading expertise and sufficient assets to support a fully diversified arb portfolio.

     But, just because you can't do it at home, doesn't mean that investors shouldn't take advantage of this relatively low risk strategy to create wealth through the magic of compounding returns. There are numerous arbitrage partnerships open to individual investors.

     So, when the next deal is announced, remember it is still not too late to buy and earn an attractive return on your investment.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CILCORP INC. (CER - $64.8125 - NYSE), an Illinois utility company, agreed to be acquired by AES Corp. (AES - $59.00 - NYSE) for $1.3 billion in cash and assumed debt, as the largest U.S. power-plant developer expands into the growing Midwest electricity market. The offer is valued at $65 per share. The acquisition is expected to be completed by mid-November. Illinois's electric deregulation law, which took effect last August, will make it easier for AES to improve Cilcorp's returns. AES was attracted to CER because it is the lowest cost electricity producer in Illinois and has been more willing to embrace competition than many other utilities. Central Illinois Light, Cilcorp's main subsidiary, sells power and natural gas to about 250,000 electric utility customers in the central part of the state.

FURON CO. (FCY - $24.93175 - NYSE), a leading designer and manufacturer of highly engineered products, will be acquired by Compagnie de Saint-Gobain through a $25.50 per share cash tender offer. The tender is scheduled to expire in the third quarter. Saint-Gobain, the world's top glassmaker, is expanding into plastics with its purchase of Furon as companies are more frequently using plastics to replace materials such as glass and metals.

LONE STAR INDUSTRIES INC. (LCE - $49.875 - NYSE), the U.S.'s third-largest publicly held cement company, agreed to be acquired by Germany's number two cement company, Dyckerhoff AG, for $1.2 billion in cash and assumed debt. Dyckerhoff will pay $50.00 per share for each share of LCE. The deal will take place in the form of a cash tender offer. The deal is expected to close in the fourth quarter of 1999. Dyckerhoff is turning to the strong $7.5 billion U.S. construction market which is benefiting from a robust domestic economy. As the U.S. government plans to spend up to $216 billion for new roads and highways through 2003, mergers in this industry are expected to continue at a rapid pace.

NALCO CHEMICAL CO. (NLC - $50.50 - NYSE) signed a definitive agreement to be acquired by Suez Lyonnaise des Eaux for $4.5 billion, or $53.00 per share in cash. Headquartered in Naperville, Illinois, Nalco operates in more than 120 countries and is the world's largest producer of specialty chemicals and services for water and industrial process treatment. Nalco is Suez's second U.S. acquisition this year, and follows Vivendi's March agreement to buy U.S. Filter for $7.9 billion. Suez has the largest number of customers in the $500 billion worldwide market for water and waste treatment, but Vivendi has a larger sales volume.

NIELSEN MEDIA RESEARCH INC. (NMR - $37.1875 - NYSE), the leader in measuring television audiences, agreed to be acquired by Dutch publishing company VNU NV for $2.7 billion in cash and debt. VNU, whose publications include BILLBOARD magazine and the HOLLYWOOD REPORTER, will pay $37.75 per share in a cash tender offer and assume $200 million in debt. The Dutch company has been acquiring marketing businesses, which are more profitable than consumer publications and less vulnerable to swings in economic cycles. The deal is expected to close in the fourth quarter of 1999, and is subject to regulatory approval. While the two companies have a small overlap in the advertising information market, the overlap is not expected to impede the close of the deal.

SOUTHWEST GAS CORP. (SWX - $26.9375 - NYSE) is a natural gas utility based in Las Vegas, providing natural gas service to over 1.2 million residential, commercial and industrial customers in one of the most economically vibrant areas of the United States: Arizona, Nevada and parts of northeastern and southeastern California. Southwest is the nation's fastest growing natural gas distribution company. Southwest Gas' board of directors has approved a revised offer from Oneok Inc. (OKE - $30.3125 - NYSE) to purchase all outstanding SWX shares for $30.00 per share in cash, valuing Southwest Gas at approximately $1.8 billion, including assumed debt. Regulatory approvals from the Nevada PUC and the Arizona ACC have been obtained.

THERMO POWER CORP. (THP - $11.8125 - AMEX) announced it has entered into a definitive agreement to merge with its parent company, Thermo Electron (TMO - $13.4375 - NYSE). Under terms of the agreement, Thermo Electron will pay $12.00 per share in cash for the 20% of Thermo Power it does not currently own. The terms of the merger agreement were negotiated by a special committee who hired an investment banker to evaluate Thermo Electron's merger proposal. The transaction is expected to be completed during the third quarter of 1999.

UNITED WATER RESOURCES INC. (UWR - $32.625 - NYSE) announced that Suez Lyonnaise des Eaux SA will buy the two-thirds of the company that they do not already own for $1.8 billion in cash and assumed debt. Suez will pay $35.00 per share in cash and will assume $800 million in debt and preferred stock of UWR, the No. 2 U.S. water company. United Water provides water and sewer treatment services to
7.5 million
people in 19 states. Upon completion of the UWR acquisition, Suez Lyonnaise will have worldwide water and wastewater revenues of more than $7.4 billion. The transaction is expected to close in the first half of 2000.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli ABC Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

IN CONCLUSION

     During a quarter in which the stock market indices declined sharply, the ABC Fund delivered a modest return. Our strategy of minimizing portfolio risk through arbitrage investing and maintaining cash reserves during challenging markets effectively preserved assets during this difficult period. Going forward, we continue to strive to maximize returns while minimizing market risk.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABCX. Please call us during the business day for further information.


                                   Sincerely,

                                   /s/ Mario J. Gabelli

                                   MARIO J. GABELLI, CFA
                                   Portfolio Manager and
                                   Chief Investment Officer

October 25, 1999

   --------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 1999
                               ------------------

    Lone Star Industries Inc.                Wicor Inc.
    Nielsen Media Research Inc.              CommNet Cellular Inc.
    Nalco Chemical Co.                       Thermo Power Corp.
    Cilcorp Inc.                             Southwest Gas Corp.
    Furon Co.                                United Water Resources Inc.

   --------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GAMBELLI ABC FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1999 (UNAUDITED)
===============================================================================
                                                                      MARKET
   SHARES                                                             VALUE
   ------                                                             -----


              COMMON STOCKS -- 58.1%
              Automotive: Parts and Accessories -- 0.4%
      12,000  Federal-Mogul Corp. ................................  $   330,750
                                                                    -----------
              AVIATION: PARTS AND SERVICES -- 0.9%
      25,000  Aviall Inc.+ .......................................      256,250
      18,000  Fairchild Corp., Cl. A+ ............................      184,500
       7,000  Hi-Shear Industries Inc.+ ..........................       18,047
      22,000  Kaman Corp., Cl. A .................................      280,500
                                                                    -----------
                                                                        739,297
                                                                    -----------
              BROADCASTING -- 0.2%
       1,000  Salem Communications Corp., Cl. A+ .................       25,500
       2,500  Liberty Corp. ......................................      115,938
                                                                    -----------
                                                                        141,438
                                                                    -----------
              BUILDING AND CONSTRUCTION -- 9.0%
     150,000  Lone Star Industries Inc. ..........................    7,481,250
                                                                    -----------
              BUSINESS SERVICES -- 7.6%
       2,580  Fisher Scientific International Inc.+ ..............       55,470
      16,000  National Processing Inc. ...........................      144,000
     165,000  Nielsen Media Research Inc. ........................    6,135,937
       2,580  ProcureNet Inc.+ ...................................          387
                                                                    -----------
                                                                      6,335,794
                                                                    -----------
              COMMUNICATIONS EQUIPMENT -- 0.1%
       5,000  Dynatech Corp.+ ....................................       25,000
       1,000  L - 3 Communications Holdings Inc.+ ................       37,750
                                                                    -----------
                                                                         62,750
                                                                    -----------
              COMPUTER SOFTWARE AND SERVICES -- 0.0%
       1,938  DecisionOne Holdings Corp.+ ........................        1,090
                                                                    -----------
              CONSUMER PRODUCTS -- 0.7%
      12,500  Carter-Wallace Inc. ................................      223,438
       1,000  General Housewares Corp. ...........................       28,062
      28,442  Syratech Corp.+ ....................................      312,862
                                                                     ----------
                                                                        564,362
                                                                    -----------
              DIVERSIFIED INDUSTRIAL -- 5.4%
       6,000  Ampco-Pittsburgh Corp. .............................       81,000
     100,000  Furon Co. ..........................................    2,493,750
      11,000  Katy Industries Inc. ...............................      132,000
     150,000  Thermo Power Corp.+ ................................    1,771,875
       4,000  WHX Corp.+ .........................................       40,000
                                                                    -----------
                                                                      4,518,625
                                                                    -----------
              ELECTRONICS -- 0.3%
      10,000  UCAR International Inc.+ ...........................      228,125
                                                                    -----------
              ENERGY AND UTILITIES -- 15.0%
      20,000  AGL Resources Inc. .................................      325,000
      20,000  Aquarion Co. .......................................      717,500
      75,000  Cilcorp Inc. .......................................    4,860,938
      30,603  Citizens Utilities Co., Cl. B+ .....................      346,196
       2,000  Devon Energy Corp. .................................       82,875
      50,000  El Paso Electric Co.+ ..............................      450,000
      10,000  Florida Progress Corp. .............................      462,500
      22,000  Florida Public Utilities Co. .......................      404,250
       8,000  New England Electric System ........................      415,000
       2,500  Piedmont Natural Gas Co. ...........................       75,781
       1,000  Public Service Co. of North Carolina ...............       31,000
      40,000  Southwest Gas Corp. ................................    1,077,500
       5,000  St. Joseph Light & Power Co. .......................      103,125
      30,000  United Water Resources Inc. ........................      978,750
      75,000  Wicor Inc. .........................................    2,179,688
                                                                     ----------
                                                                     12,510,103
                                                                    -----------
              ENTERTAINMENT -- 0.8%
       9,000  Fisher Companies Inc. ..............................      535,500
       1,000  Liberty Media Group, Cl. A+ ........................       37,125
      12,000  Topps Co. Inc.+ ....................................       90,000
                                                                    -----------
                                                                        662,625
                                                                    -----------
              ENVIRONMENTAL SERVICES -- 0.3%
      10,000  Superior Services Inc.+ ............................      268,594
                                                                    -----------
              EQUIPMENT AND SUPPLIES -- 0.4%
       4,500  Amphenol Corp., Cl. A+ .............................      223,031
       1,000  Case Corp. .........................................       49,813
       6,674  Juno Lighting Inc. .................................       79,671
                                                                    -----------
                                                                        352,515
                                                                    -----------
              FINANCIAL SERVICES -- 2.8%
      31,900  Argonaut Group Inc. ................................      801,487
       5,000  Leucadia National Corp.+ ...........................      105,000
      22,500  Life USA Holdings Inc. .............................      464,063
      15,000  Orion Capital Corp. ................................      710,625
       5,000  Pioneer Group Inc.+ ................................       75,000
       7,000  Terra Nova (Bermuda) Holdings Ltd., Cl. A ..........      223,562
                                                                    -----------
                                                                      2,379,737
                                                                    -----------
              FOOD AND BEVERAGE -- 0.2%
      30,000  Advantica Restaurant Group Inc.+ ...................       90,938
       3,000  Whitman Corp. ......................................       42,750
                                                                    -----------
                                                                        133,688
                                                                    -----------
              HEALTH CARE -- 0.2%
       4,500  Life Technologies Inc. .............................      184,500
                                                                    -----------
              HOME FURNISHINGS -- 0.4%
     320,000  Carlyle Industries Inc.+ ...........................      260,000
       8,000  O'Sullivan Industries Holdings Inc.+ ...............      120,000
                                                                    -----------
                                                                        380,000
                                                                    -----------
              HOTELS AND GAMING -- 0.0%
       2,500  Boca Resorts Inc., Cl. A+ ..........................       26,250
                                                                    -----------
              METALS AND MINING -- 0.0%
      10,000  Royal Oak Mines Inc.+ ..............................          408
                                                                    -----------
              PUBLISHING -- 0.3%
      15,000  Penton Media Inc. ..................................      243,750
                                                                    -----------
              REAL ESTATE -- 1.2%
      70,000  Catellus Development Corp.+ ........................      822,500
      20,000  Griffin Land & Nurseries Inc.+ .....................      216,250
                                                                    -----------
                                                                      1,038,750
                                                                    -----------

                                                                      MARKET
   SHARES                                                             VALUE
   ------                                                             -----

              COMMON STOCKS (CONTINUED)
              Real Estate Investment Trusts -- 0.7%
      50,000  Imperial Credit Commercial Mortgage
                Investment Corp. .................................   $  550,000
                                                                    ------------
              RETAIL -- 1.2%
     120,000  Bruno's Inc.+ ......................................       31,200
      13,000  Hannaford Bros. Co. ................................      915,687
       8,000  Lillian Vernon Corp. ...............................      100,000
                                                                    -----------
                                                                      1,046,887
                                                                    -----------
              SPECIALTY CHEMICALS -- 7.1%
       6,000  Bush Boake Allen Inc.+ .............................      158,250
     115,000  Nalco Chemical Co. .................................    5,807,500
                                                                    -----------
                                                                      5,965,750
                                                                    -----------
              TELECOMMUNICATIONS -- 0.5%
      11,000  Rogers Communications Inc., Cl. B+ .................      184,938
       9,000  Shenandoah Telecommunications Co. ..................      198,000
                                                                    -----------
                                                                        382,938
                                                                    -----------
              WIRELESS COMMUNICATIONS -- 2.4%
       2,000  American Tower Corp., Cl. A+ .......................       39,125
      60,500  CommNet Cellular Inc.+ .............................    1,894,406
       1,000  Rural Cellular Corp., Cl. A+ .......................       45,875
                                                                    -----------
                                                                      1,979,406
                                                                    -----------
              TOTAL COMMON STOCKS ................................   48,509,382
                                                                    -----------

              PREFERRED STOCKS -- 2.1%
              DIVERSIFIED INDUSTRIAL -- 0.7%
      11,000  WHX Corp., Pfd., Ser. A ............................      415,938
       6,000  WHX Corp., Pfd., Ser. B ............................      200,625
                                                                    -----------
                                                                        616,563
                                                                    -----------
              TELECOMMUNICATIONS -- 1.4%
       4,000  Citizens Utilities Co.,
                5.00% Cv. Pfd. ...................................      199,000
      12,000  Sprint Corp.,
                8.25% Cv. Pfd. ...................................      940,500
           ------------
                                                                      1,139,500
                                                                    -----------
              TOTAL PREFERRED STOCKS .............................    1,756,063
                                                                    -----------



    PRINCIPAL                                                          MARKET
     AMOUNT                                                            VALUE
     ------                                                            -----

              CORPORATE BONDS -- 0.0%
              RETAIL -- 0.0%
$    200,000  RDM Sports Group Inc., Cv.
                8.00%, 08/15/03 ..................................   $   18,000
                                                                    -----------
              Transportation -- 0.0%
     850,000  Builders Transport Inc., Cv. 6.50%, 05/01/11 .......       12,750
                                                                    -----------
              TOTAL CORPORATE BONDS ..............................       30,750
                                                                    -----------

              U.S. GOVERNMENT OBLIGATIONS -- 26.9%
  22,572,000  U.S. Treasury Bills,
                4.46% to 4.86%++,
                due 10/14/99 to 12/09/99 .........................   22,470,247
                                                                    -----------
              TOTAL INVESTMENTS -- 87.1%
                (Cost $73,480,503) ...............................   72,766,442

              OTHER ASSETS AND
                LIABILITIES (NET)-- 12.9% ........................   10,739,592
                                                                    -----------
              NET ASSETS -- 100.0%
                (8,178,180 shares outstanding) ...................  $83,506,034
                                                                    ===========

              NET ASSET VALUE,
                OFFERING AND REDEMPTION
                PRICE PER SHARE ..................................      $ 10.21
                                                                        =======

 ----------------
+     Non-income producing security.
++   Represents annualized yield at date of purchase.

                              THE GABELLI ABC FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                            e-mail: info@gabelli.com
                             http://www.gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA
CHAIRMAN AND CHIEF
INVESTMENT OFFICER
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita
ATTORNEY-AT-LAW
ANTHONY J. COLAVITA, P.C.

Vincent D. Enright
FORMER SENIOR VICE PRESIDENT
AND CHIEF FINANCIAL OFFICER
KEYSPAN ENERGY CORP.

Karl Otto Pshl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK


Werner J. Roeder, MD
MEDICAL DIRECTOR
LAWRENCE HOSPITAL



                                   OFFICERS

Mario J. Gabelli, CFA
PRESIDENT AND CHIEF
INVESTMENT OFFICER

James E. McKee
SECRETARY


Bruce N. Alpert
VICE PRESIDENT
AND TREASURER


                                  DISTRIBUTOR
                            Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                 LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP



--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB408Q399SR


                          [PHOTO OF MARIO J. GABELLI]



THE
GABELLI
ABC
FUND




                                                           THIRD QUARTER REPORT
                                                             SEPTEMBER 30, 1999